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                                                                    Exhibit 99.1


                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                    SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

           I, Murray N. Conradie, certify that:

           1.I  have  reviewed this annual report on Form 10-KSB  of NUTEK INC.

           2.Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

           3.Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this annual report;

           4.The registrant's other certifying officer and I are responsible for establishing and maintaing disclosure controls and procedures(as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

           a)designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

           b)evaluated   the   effectiveness  of  the  registrant's  disclosure
           controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

           c)presented  in  this  annual  report  our   conclusions  about  the
           effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

           5.The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

           a)all  significant  deficiencies  in  the  design  or  operation  of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

           b)any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

           6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                    Dated: March 28, 2003
					  /s/ Murray N. Conradie
                                    	  President and CEO